SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2012

AXIUS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-147276	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6A Easa Al Gurg Tower, 6th Floor, Baiyas Road, P.O.Box 186549, Dubai UAE
Address of principal executive offices

Registrant’s telephone number, including area code: 00971 44475722

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, if applicable, operating costs, our ability to achieve revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," or the "Registrant" refer to Axius, Inc.

Item 5.01 Changes in Control of Registrant

John Figliolini has resigned as chief financial officer and director of the Company immediately upon the filing of this Report on Form 8-K. The resignation is for personal reasons and is not in connection with any known disagreement with the Company on any matter.

Item 8.01 Other Events

On December 13, 2010 Axius, Inc. incorporated a wholly-owned subsidiary called Dr. Jules Nabet Cosmetics, Inc. On January 4, 2011 this subsidiary entered into a North American Distribution Agreement with French Cosmetics Centre of the UK to distribute a line of skincare products under the Dr. Jules Nabet brand. The operations of this subsidiary have been discontinued in September 2012 because of a lack of financial resources.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIUS INC.

Date: October 1, 2012	By:	/s/ John Figliolini
	Name:	John Figliolini
	Title:	Chief Financial Officer

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